Exhibit 99.1

Sysorex Global Holdings Corp. Reports Record Revenues for the Second Quarter Ended June 30, 2015

Conference Call to be Held Today at 4:30 pm Eastern Time

Palo Alto, CA – (August 5, 2015),– Big data analytics and solutions provider Sysorex (NASDAQ: SYRX) today reported financial results for the Second Quarter ended June 30, 2015.

Second Quarter Financial Highlights:

•	Q2 2015 Revenue of $17.7 Million
•	Q2 2015 Gross Margin of 32%
•	Q2 2015 GAAP net loss of $0.09 per share
•	Proforma Non-GAAP net loss[1] of $0.01 per share
•	Q2 2015 Non-GAAP Adjusted EBITDA[1] of $34,000

Revenue: Total revenues for the three months ended June 30, 2015 were $17.7 million compared to $17.1 million for the comparable period in the prior year. The $600,000 increase in revenues, or approximately 3.5%, was attributable to an increase in Professional Services and Storage and Computing revenues offset by lower Mobile, IoT & Big Data Products revenue. Total second quarter 2015 revenue included $13.4 million of Storage and Computing revenue, $987,000 of SaaS revenue, $233,000 of Mobile, IoT and Big Data Products revenue and $3.1 million of Professional Services revenue.

Gross Profit: Total gross profit for the three months ended June 30, 2015 was $5.7 million compared to $5.7 million for the comparable period in the prior year. The gross profit margin for the three months ended June 30, 2015 was approximately 32% compared to approximately 33% for the three months ended June 30, 2014.

Net Loss: GAAP net loss attributable to common stockholders for the three months ended June 30, 2015 was $1.7 million compared to $2.4 million for the prior year period. This decrease in net loss of $700,000 was attributable to the acquisition costs of AirPatrol in the three months ended June 30, 2014 that were not in the three months ended June 30, 2015.

Non-GAAP net loss1: Pro-forma non-GAAP net loss1 for the three months ended June 30, 2015 was $225,000 compared to non-GAAP net income of $265,000 for the comparable period in the prior year. Proforma non-GAAP net loss or income per basic and diluted common share for the three months ended June 30, 2015 was ($0.01) compared to $0.01 for the prior year period. Non-GAAP net loss or income per share is defined as net loss or income per basic and diluted share adjusted for non-cash items including stock based compensation, amortization of intangibles and one time charges including acquisition costs, severance costs, change in the fair value of shares to be issued and the costs associated with the public offering.

Non-GAAP adjusted EBITDA1: Total Non-GAAP adjusted EBITDA for the three months ended June 30, 2015 was income of $34,000 compared income of $455,000 for the prior year period. Non-GAAP adjusted EBITDA is defined as net income (loss) before interest, provision for (benefit from) income taxes, and depreciation and amortization plus adjustments for other income or expense items, adjustments for one time charges including acquisition costs, severance costs, change in the fair value of shares to be issued and the costs associated with the public offering, and non-cash stock-based compensation.

1 A reconciliation of GAAP to non-GAAP financial measures is provided in the financial statement tables included in this press release. An explanation of these measures is also included under the heading “Non-GAAP Financial Measures.”

Q2 2015 Business Highlights

•	Lilien Systems, a Sysorex Company, named to CRN Solution Provider 500.
•	Citrix Partners with AirPatrol to deliver strong mobile security.
•	AirPatrol named in TechTarget’s SearchVirtualDesktop.com “Best of Citrix Synergy” 2015 Award Winners.
•	Leading health care provider chooses Sysorex for $1.9 million critical data infrastructure project.
•	Sysorex to develop gaming analytics for CrowdStar.
•	Bridge Bank increases Sysorex credit line and extends an additional term loan for up to $12 million in financing.
•	Sysorex acquires assets of LightMiner Systems.
•	Sysorex hires Sean Thompson as VP Sales, Professional Services – Eastern U.S.
•	Sysorex awarded CIO-CS Contract.
•	Lilien Systems, a Sysorex Company, named to 2015 List of CRN Tech Elite.
•	Sysorex Awarded NASA SEWP V Contract

All results summarized in this press release (including the financial statement tables) should be considered preliminary, are qualified in their entirety by the financial statement tables included in this press release and are subject to change. Please refer to Sysorex’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2015, which will be filed with the Securities and Exchange Commission on or about August 7, 2015.

Conference Call Information

Management will host a conference call on Wednesday, August 5, 2015, at 4:30pm Eastern Time to review financial results and corporate highlights. Following management’s formal remarks, there will be a question and answer session.

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To listen to the conference call, interested parties within the U.S. should call 1-866-652-5200. International callers should call +1-412-317-6060. All callers should ask for the Sysorex Global Holdings Corp. conference call. The conference call will also be available through a live webcast at www.sysorex.com.

A replay of the call will be available approximately one hour after the end of the call through September 5, 2015. The replay can be accessed via Sysorex’s website or by dialing 1-877-344-7529 (U.S.) or +1-412-317-0088 (international). The replay conference playback code is 10070391.

Forward-Looking Statements

All statements in this release that are not based on historical fact are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and the provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. While management has based any forward-looking statements included in this release on its current expectations, the information on which such expectations were based may change. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of risks, uncertainties and other factors, many of which are outside of the control of the registrant and its subsidiaries, which could cause actual results to materially differ from such statements. Such risks, uncertainties, and other factors include, but are not limited to, the fluctuation of global economic conditions, the performance of management and employees, our ability to obtain financing, competition, general economic conditions and other factors that are detailed in our periodic and current reports available for review at www.sec.gov. Furthermore, we operate in a highly competitive and rapidly changing environment where new and unanticipated risks may arise. Accordingly, investors should not place any reliance on forward-looking statements as a prediction of actual results. We disclaim any intention to, and undertake no obligation to, update or revise forward-looking statements.

Non-GAAP Financial Measures

Management believes that certain financial measures not in accordance with generally accepted accounting principles ("GAAP") are useful measures of operations. EBIDTA, Adjusted EBITDA and pro forma net loss per share are non-GAAP measures. Sysorex defines “EBITDA” as net income (loss) before interest, provision for (benefit from) income taxes, and depreciation and amortization. Management uses Adjusted EBITDA as the matrix in which it manages the business and Sysorex defines “Adjusted EBITDA” as EBITDA plus adjustments for other income or expense items, adjustments for one time charges including acquisition costs, severance costs, change in the fair value of shares to be issued and the costs associated with the public offering, and non-cash stock-based compensation. Sysorex defines “pro forma net loss per share” as GAAP net loss per share adjusted for stock-based compensation, amortization of intangibles and one time non-recurring charges such as severance costs, change in the fair value of shares to be issued, acquisition and offering costs.

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Management provides Adjusted EBITDA and pro forma net loss per share measures so that investors will have the same financial information that management uses, which may assist investors in assessing Sysorex’s performance on a period-over-period basis. Adjusted EBITDA or pro forma net loss per share is not a measure of financial performance under GAAP, and should not be considered an alternative to net income (loss) or any other measure of performance under GAAP, or to cash flows from operating, investing or financing activities as an indicator of cash flows or as a measure of liquidity. Adjusted EBITDA and pro forma net loss per share have limitations as analytical tools and should not be considered either in isolation or as a substitute for analysis of Sysorex’s results as reported under GAAP.

About Sysorex

Sysorex (NASDAQ: SYRX) develops the systems and solutions that power the data-driven enterprise. With an innovative approach to big data, analytics and the Internet of Things (IoT), we blend virtual data from software and networks with the huge volume of physical data generated by mobile devices and Internet-connected things to open new worlds of insight. Our unique solutions are helping organizations worldwide improve decision-making, increase productivity, and fuel the discoveries of tomorrow. Headquartered in Palo Alto, California, we have regional offices in North America, South America, Europe and the Middle East. Visit www.sysorex.com, follow us @SysorexGlobal and Link up on LinkedIn.

Sysorex:

A. Sage Osterfeld, 760-707-0459

sage.osterfeld@sysorex.com

or

Sysorex Investor Relations:

CorProminence LLC

Scott Arnold, 516-222-2560

scotta@corprominence.com

www.corprominence.com

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SYSOREX

CONSOLIDATED BALANCE SHEETS

(In thousands, except per share data)

	June 30,	December 31,
	2015	2014
	(Unaudited)	(Audited)
ASSETS
Current assets:
Cash and cash equivalents	$2,242	$3,228
Accounts receivable, net	9,315	8,225
Note receivable, related party	0	90
Notes and other receivables	1,856	1,294
Inventory	892	610
Prepaid licenses and maintenance contracts	7,300	7,151
Other current assets	1,753	1,463
Total current assets	23,358	22,061
Prepaid licenses and maintenance contracts	6,296	6,200
Property and equipment, net	1,478	1,308
Software development costs, net	615	278
Intangible assets, net	19,274	17,676
Goodwill	13,166	13,166
Other assets	1,350	1,371
Total assets	$65,537	$62,060
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$7,660	$7,468
Accrued liabilities	3,025	3,299
Deferred revenue	8,969	8,689
Short-term debt	7,570	5,418
Acquisition liability - LightMiner	3,596	—
Total current liabilities	30,820	24,874
Deferred revenue	7,274	7,181
Long-term debt	1,729	100
Other liabilities	615	684
Total liabilities	40,438	32,839
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.001 par value; 5,000,000 shares authorized; no shares issued or outstanding	—	—

Common stock, $0.001 par value; 50,000,000 shares authorized; 19,807,875 and 19,707,262 issued and outstanding	20	20

Additional paid-in capital	52,603	52,122
Due from Sysorex Consulting Inc.	(666)	(666)
Accumulated other comprehensive income (loss)	(22)	(18)
Accumulated deficit	(25,237)	(20,641)
Stockholders’ equity	26,698	30,817
Non-controlling interest	(1,599)	(1,596)
Total stockholders’ equity attributable to common stockholders	25,099	29,221
Total liabilities and stockholders’ equity	$65,537	$62,060

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SYSOREX

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

(In thousands, except share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Revenues
Products	$13,542	$14,025	$23,930	$27,251
Services	4,155	3,119	7,889	6,214
Total Revenues	17,697	17,144	31,819	33,465
Cost of Revenues
Products	10,349	10,047	18,999	20,755
Services	1,652	1,418	3,077	2,680
Total Cost of Revenues	12,001	11,465	22,076	23,435
Gross Profit	5,696	5,679	9,743	10,030
Operating expenses:
Research and development	251	163	414	163
Sales and marketing	3,075	2,523	5,538	4,820
General and administrative	2,953	3,024	6,227	5,340
Acquisition related costs	112	1,091	188	1,195
Amortization of intangibles	1,000	1,249	1,881	1,577
Total operating expenses	7,391	8,050	14,248	13,095
Loss from operations	(1,695)	(2,371)	(4,505)	(3,065)
Other income (expense):
Interest expense	(121)	(104)	(220)	(212)
Other	32	12	37	26
Change in fair value of shares to be issued	89	—	89	—
Total other income (expense)	—	(92)	(94)	(186)
Loss before income taxes	(1,695)	(2,463)	(4,599)	(3,251)
Provision for income taxes	—	—	—	(35)
Net loss	(1,695)	(2,463)	(4,599)	(3,286)
Net loss attributable to non-controlling interest	2	(56)	(3)	(98)
Net loss attributable to common stockholders	$(1,697)	$(2,407)	$(4,596)	$(3,188)
Comprehensive loss:
Net Loss	(1,695)	(2,463)	(4,599)	(3,286)
Unrealized holding loss in marketable securities including reclassification adjustment of realized gains included in net income	—	—	(4)	(6)
Unrealized foreign exchange loss from cumulative translation adjustments	3	(6)	—	(3)
Comprehensive loss	$(1,692)	$(2,469)	$(4,603)	$(3,295)

Net loss per basic and diluted common share	$(0.09)	$(0.13)	$(0.23)	$(0.19)
Weighted average common shares outstanding:
Basic and Diluted	19,806,779	18,641,546	19,786,296	16,455,268

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SYSOREX

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Six Months Ended
	June 30,
	2015	2014
	(Unaudited)	(Unaudited)
Cash flows from operating activities:
Net loss	$(4,599)	$(3,286)
Adjustment to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	260	125
Amortization of intangible assets	1,881	1,577
Stock based compensation	494	844
Investment income	—	(3)
Amortization of deferred financing costs	23	—
Change in fair value of shares to be issued	(89)	—
Compensation expense, note receivable related party	90	—
Provision for doubtful accounts	(9)	—
Other	(13)	—
Changes in operating assets and liabilities:
Accounts receivable and other receivables	(1,643)	(2,010)
Inventory	(282)	(87)
Other current assets	(290)	(661)
Prepaid licenses and maintenance contracts	(245)	(2,058)
Other assets	(2)	188
Accounts payable	192	(1,134)
Accrued liabilities	(274)	(1,472)
Deferred revenue	373	2,448
Other liabilities	(69)	(5)
Total Adjustments	397	(2,248)
Net Cash Used in Operating Activities	(4,202)	(5,534)
Cash Flows From (Used in) Investing Activities:
Purchase of property and equipment	(168)	(194)
Proceeds from the sale of marketable securities	—	125
Investment in capitalized software	(374)	(140)
Cash paid for LightMiner	(19)	—
Cash paid for AirPatrol	—	(8,466)
Cash acquired in AirPatrol acquisition	—	71
Net Cash Used in Investing Activities	(561)	(8,604)
Cash Flows from Financing Activities
Advances (repayment) of line of credit	2,213	(1,116)
Repayment of term loan	(431)	(125)
Advances from term loan	2,000	—
Net proceeds from issuance of common stock	—	2,080
Net proceeds from capital raise	—	16,615
Net proceeds from conversion of employee options	—	13
Repayment of notes payable	(1)	(245)
Advance to related party	—	(90)
Repayment of advance from Duroob Technology	—	(160)
Net Cash Provided by Financing Activities	3,781	16,972
Effect of Foreign Exchange Rate on Changes on Cash	(4)	(6)
Net (Decrease) Increase in Cash and Cash Equivalents	(986)	2,829
Cash and Cash Equivalents - Beginning of period	3,228	2,104
Cash and Cash Equivalents - End of period	$2,242	$4,933

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Reconciliation of Non-GAAP Financial Measures:

(In thousands)	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014
Net loss attributable to common stockholders	$(1,697)	$(2,407)	$(4,596)	$(3,188)
Adjustments:
Non-recurring one-time charges:
Acquisition transaction/financing costs	112	771	188	855
Stock-based compensation – acquisition costs	—	320	—	340
Costs associated with public offering	34	—	34	45
Other - severance costs	307	—	307	—
Change in the fair value of shares to be issued	(89)	—	(89)	—
Stock-based compensation – compensation and related benefits	108	332	494	504
Interest expense	121	104	220	212
Taxes	—	—	—	35
Depreciation and amortization	1,138	1,335	2,141	1,703
Adjusted EBITDA	$34	$455	$(1,301)	$506

(In thousands, except share data)	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014
Net loss attributable to common stockholders	$(1,697)	$(2,407)	$(4,596)	$(3,188)
Adjustments:
Non-recurring one-time charges:
Acquisition transaction/financing costs	112	771	188	855
Stock-based compensation – acquisition costs	—	320	—	340
Costs associated with public offering	34	—	34	45
Other - severance costs	307	—	307	—
Change in the fair value of shares to be issued	(89)	—	(89)	—
Stock-based compensation – compensation and related benefits	108	332	494	504
Amortization of intangibles	1,000	1,249	1,881	1,577
Proforma non-GAAP net loss	$(225)	$265	$(1,781)	$133
Proforma non-GAAP net loss per basic and diluted common share	$(0.01)	$0.01	$(0.09)	$0.01
Weighted average basic and diluted common shares outstanding	19,806,779	18,641,546	19,786,296	16,455,268

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